Supplement dated Jan. 11, 2006*
                     to the Prospectuses dated Oct. 11, 2005
       RiverSource Retirement Advisor Advantage Plus(SM) Variable Annuity/ RiverSource Retirement Advisor Select Plus(SM) Variable Annuity S-6362 D (10/05)

In the "Expense Summary - Annual Operating Expenses of the Funds" section of the prospectus, in the table for "Total annual operating expenses for each fund underlying RAVA Advantage Plus and RAVA Select Plus," the following information has been added:

                                                                                                                   Gross total
                                                                        Management      12b-1          Other         annual
Fund name                                                                  fees          fees         expenses      expenses
Wells Fargo Advantage Small Cap Growth Fund                               .75%          .25%           .24%        1.24%(23)


(23) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo & Company. The adviser has committed through April 30, 2006 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.20% for Wells Fargo Advantage Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.


In the "Variable Account and the Funds" section of the prospectus, in the Funds table, the following information has been added:

-------------------- ----------------------------------------------------------- -----------------------------------
Wells Fargo          Long-term capital appreciation. Focus is on                 Wells Fargo Funds Management,
Advantage Small      companies believed to have above average growth             LLC, adviser; Wells Capital
Cap Growth Fund      potential or that may be involved in new or                 Management Incorporated,
                     innovative products, services and processes. subadviser.
                     Invests principally in securities of companies with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2000 Index,
                     which is considered a small capitalization index that is
                     expected to change frequently.
-------------------- ----------------------------------------------------------- -----------------------------------

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

S-6362-5 A (1/06)
*Valid until next prospectus update.